Exhibit 10.1

EXCHANGE AGREEMENT

EXCHANGE AGREEMENT (this “Agreement”), dated as of December 15, 2023, by and between Emmaus Life Sciences, Inc., a Delaware corporation, with offices located at 21250 Hawthorne Boulevard, Suite 800, Torrance, CA 90503 (the “Company”), and the other signatories to this Agreement (the “Investors”), with reference to the following facts.

WHEREAS:

A. Each of the Investors holds a Convertible Promissory Note or Promissory Note of the Company as set forth opposite each Investor’s name on Schedule 1 attached hereto (the “Subject Notes”).

D. The Company and the Investors desire that the Investors shall surrender to the Company for cancellation the Subject Notes in exchange for the Company’s issuance to the Investors of the number of shares of common stock of the Company set for opposite each Investor’s name on Schedule 1 attached hereto (collectively, the “Exchange Shares”).

E. The exchange of the Subject Notes for the Exchange Shares is being made without registration under the Securities Act of 1933, as amended (the “Securities Act”), in reliance upon the exemption from registration under Section 3(a)(9) of the Securities Act.

NOW, THEREFORE, in consideration of the foregoing recitals and the mutual promises hereinafter set forth, the Company and each of the Investors, severally and not jointly, hereby agree as follows:

1. EXCHANGE OF SUBJECT NOTES.

(a) Exchange. Concurrently with the execution and delivery of this Agreement, the Investors shall surrender to the Company for cancellation the Subject Notes and the Company shall issue to the Investors in exchange therefor (the “Exchange”) the Exchange Shares. The Investors acknowledge and agree that the Company’s issuance of the issuance of the Exchange Shares shall be in complete satisfaction of all liabilities and obligations of the Company under the Subject Notes. Notwithstanding any term or provision of the Subject Notes or otherwise, upon receipt of the Exchange Shares, all rights and benefits of the Investors under the Subject Notes shall terminate, and the liabilities and obligations of the Company and rights and benefits of the Investors shall be governed by the Exchange Shares. In this regard, the Investors hereby irrevocably waive any and all rights, known and unknown, and release the Company from any and all liabilities and obligations, under the Subject Notes upon receipt of the Exchange Shares.

(b) Consideration. The Exchange Shares shall be issued to the Investors in the Exchange for the Subject Notes and without the payment of any additional consideration in accordance with Section 3(a)(9) of the Securities Act.

2. REPRESENTATIONS AND WARRANTIES

(a) Investors Representations and Warranties. As a material inducement to the Company to enter into this Agreement and carry out the Exchange, the Investors, severally and not jointly, each hereby represent and warrant to the Company that the Investor is the sole registered holder and beneficial owner of his or its respective Subject Note and has not transferred all or any portion of such Subject Note or any interest therein to any other person or entity.

(b) Company Representations and Warranties. The Company represents and warrants to the Investors as follows: the Company has the requisite corporate power and authority to enter into and perform its obligations under this Agreement and to issue the Exchange Shares in accordance with the terms hereof; the execution and delivery of this Agreement by the Company and the consummation by the Company of the Exchange and the other transactions contemplated hereby have been duly authorized by the Company’s board of directors and no further filing, consent or authorization is required by the Company, its board of directors or its stockholders or other governing body; and this Agreement has been duly executed and delivered by the Company, and constitutes the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms.

6. MISCELLANEOUS.

(a) Counterparts. This Agreement may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party; provided that a facsimile signature shall be considered due execution and shall be binding upon the signatory thereto with the same force and effect as if the signature were an original, not a facsimile signature.

(b) Governing Law; Jurisdiction. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of California, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of California or any other jurisdiction) that would cause the application of the laws of any jurisdictions other than the State of California. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the County of Los Angeles, California, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.

(d) No Third-Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

(e) Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

(f) Entire Agreement; Effect on Prior Agreements; Amendments. This Agreement supersedes all other prior oral or written agreements between the Investors, the Company, their affiliates and persons acting on their behalf with respect to the matters discussed herein, and this Agreement and the instruments referenced herein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor any of the Investors makes any representation, warranty, covenant or undertaking with respect to such matters. No provision of this Agreement may be amended other than by an instrument in writing signed by the Company and such Investor. No provision hereof may be waived other than by an instrument in writing signed by the party against whom enforcement is sought.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the Company has caused this Agreement to be duly executed as of the date first written above.

EMMAUS LIFE SCIENCES, INC.

By:	/s/ WILLIS LEE
	Name:	Willis Lee
	Title:	Co-president and Chief Operating Officer

IN WITNESS WHEREOF, the Investors have duly executed this Agreement as of the date first written above.

Name of Investor:	Wei Peu Zen

Signature of Investor:	/s/ WEU PEU ZEN

Name of Investor:	Seah Lim

Signature of Investor:	/s/ SEAH LIM

SCHEDULE 1 TO EXCHANGE AGREEMENT

Name of Investor	Description of Subject Note	Number of Exchange Shares

Wei Peu Zen	Convertible Promissory Note in the Principal Amount of $1,000,000 with a Loan Date of January 18, 2023	3,760,983

Seah Lim	Promissory Note in the Original Principal Amount of $1,200,000 with and Original Issue Date of September 16, 2022	4,447,426

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